                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 April 19, 2000
                Date of Report (Date of earliest event reported)


                          BRISTOL-MYERS SQUIBB COMPANY
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

          1-1136                                       22-079-0350
(Commission File Number)                     (IRS Employer Identification No.)


         345 Park Avenue, New York                            10154
(Address of principal executive offices)                    (Zip Code)

                                 (212) 546-4000
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         Attached hereto and incorporated herein by reference as Exhibit 99.1 is a copy of a press release issued by Bristol-Myers Squibb Company on April 19, 2000.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

(99.1)   Press Release, dated April 19, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         BRISTOL-MYERS SQUIBB COMPANY


                         By: /s/   Sandra Leung
                             -----------------------------------------------
                             Name:  Sandra Leung
                             Title: Secretary


Dated:    April 19, 2000


                                  EXHIBIT INDEX

                  (99.1) Press Release, dated April 19, 2000.